Other assets	12 Months Ended
Dec. 31, 2018
Other Assets [Abstract]
Other assets
Other assets
Other assets include the following:

(In US$ millions)	2018	2017
Reimbursable amounts due from customers	$2.9	$3.6
Mobilization revenue receivables	47.9	73.8
Intangible asset - Favorable contracts to be amortized	85.5	130.6
Prepaid expenses	12.1	8.5
Deferred mobilization costs	12.6	0.3
Interest rate swap agreements	9.9	—
Other	2.3	3.5
Total other assets	$173.2	$220.3

Other assets are presented in our Consolidated Balance Sheet as follows:

(In US$ millions)	2018	2017
Other current assets	110.6	86.8
Other non-current assets	62.6	133.5
Total other assets	$173.2	$220.3

Mobilization revenue receivables
Under our contracts for the West Capricorn, West Auriga and West Vela we are paid for mobilization activities over the contract term. We recorded a financial asset equal to the fair value of this future stream of payments when we acquired these drilling units from Seadrill. We expect to collect these amounts over the remaining term of the drilling contracts. We record the unwind of time value of money discount as interest income.
The mobilization receivable for the West Capricorn was collected in full by July 2017, which was the original firm term of the West Capricorn's contract with BP. The mobilization receivable for the West Auriga and West Vela will be collected by October 2020 and November 2020 respectively.
Favorable contracts
Favorable drilling contracts are recorded as intangible assets at fair value on the date of acquisition less accumulated amortization. The amounts recognized represent the net present value of the existing contracts at the time of acquisition compared to the current market rates at the time of acquisition, discounted at the weighted average cost of capital. The estimated favorable contract values have been recognized and amortized on a straight line basis over the terms of the contracts, ranging from two to five years.
Favorable contracts to be amortized relate to the favorable contracts acquired with the West Vela and the West Auriga from Seadrill as at December 31, 2018. As at December 31, 2017 the balance related to the contract acquired with the West Polaris was fully amortized when the contract was completed. The gross carrying amounts and accumulated amortization included in 'Other current assets' and 'Other non-current assets' in the Consolidated Balance Sheets were as follows:

	2018			2017
(In US$ millions)	Gross carrying amount	Accumulated amortization	Net carrying amount	Gross carrying amount	Accumulated amortization	Net carrying amount
Intangible assets- Favorable contracts
Balance at beginning of period	$357.3	$(226.7)	$130.6	$357.3	$(152.3)	$205.0
Amortization of favorable contracts	—	(45.1)	(45.1)	—	(74.4)	(74.4)
Balance at end of period	$357.3	$(271.8)	$85.5	$357.3	$(226.7)	$130.6

The amortization is recognized in the Consolidated Statements of Operations under "amortization of favorable contracts". The table below shows the amounts relating to favorable contracts that is expected to be amortized over the next five years:

	Year ended December 31
(In US$ millions)	2019	2020	2021	2022	2023	Total
Amortization of favorable contracts	$45.1	$40.4	$—	$—	$—	$85.5